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                                                                      Exhibit 23

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-26867) of Lyondell Chemical Company of our report dated June 28, 1999 relating to the financial statements of the Lyondell Chemical Company 401(k) and Savings Plan, which appears in this Form 11-K.



PricewaterhouseCoopers LLP

Houston, Texas
June 29, 1999

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